FIFTH AMENDMENT AND WAIVER


                  FIFTH AMENDMENT AND WAIVER (this "Amendment and Waiver"), dated as of November 14, 2001 among SEABULK INTERNATIONAL, INC. (f/k/a Hvide Marine Incorporated), a corporation existing under the laws of Delaware, as borrower (the "Borrower"), the financial institutions party to the Credit Agreement referred to below (the "Lenders") and Bankers Trust Company ("BTCo"), as administrative agent (in such capacity, the "Administrative Agent"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.



                          W I T N E S S E T H:
                          - - - - - - - - - -


                  WHEREAS, the Borrower, the Lenders and the Administrative Agent are parties to a Credit Agreement, dated as of December 15, 1999 among the Borrower, the Administrative Agent, the Lenders, Deutsche Bank Securities, Inc., as lead arranger and book manager, Fortis Capital Corp. (f/k/a MeesPierson Capital Corp.), as syndication agent and co-arranger, GMAC Commercial Credit and Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated as co-documentation agents (as amended, modified or supplemented as of the date hereof, the "Credit Agreement");

                  WHEREAS, the Borrower has requested a waiver to the Credit Agreement and, subject to the terms and conditions of this Amendment and Waiver, the Lenders are willing to grant such waiver; and

                  WHEREAS, the Borrower has requested an amendment to the Credit Agreement and, subject to the terms and conditions of this Amendment and Waiver, the Lenders are willing to grant such amendment.

                  NOW, THEREFORE, it is agreed:

                  1. The Lenders hereby agree to waive, solely in respect of the fiscal quarter ended September 30, 2001, compliance by the Borrower with Section
8.11 of the Credit Agreement, and any Default or Event of Default that may exist solely as a result of the failure to comply with such covenant for such period.

                  2. Section 8.11 of the Credit Agreement is hereby amended by deleting the ratio "1.50" for the fiscal quarter ended December 31, 2001 and inserting the ratio "1.25" in lieu thereof.

                  3. Notwithstanding anything to the contrary contained in
Section 12 of the First Amendment to the Credit Agreement, dated as of April 13, 2000 among the Borrower, the Lenders and the Administrative Agent, the First Amendment Fee shall be repaid in monthly installments of $1,000,000, payable by the fifth day of each month beginning with December, 2001. The Borrower shall have the right to prepay the First Amendment Fee, without premium or penalty, in whole or in part from time to time. Each prepayment shall be in an aggregate principal amount of at least $1,000,000.

                  4. The Borrower hereby represents and warrants that after giving effect to this Amendment and Waiver (x) no Default or Event of Default exists on the Fifth Amendment and Waiver Effective Date (as defined below) and
(y) all of the representations and warranties contained in the Credit Agreement or the other Credit Documents shall be true and correct in all material respects on the Fifth Amendment and Waiver Effective Date with the same effect as though such representations and warranties had been made on and as of such date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects as of such specific date).

                  5. This Amendment and Waiver is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

                  6. This Amendment and Waiver may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

                  7. THIS AMENDMENT AND WAIVER AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

                  8. This Amendment and Waiver shall become effective on the date (the "Fifth Amendment and Waiver Effective Date") when each of the Borrower and the Required Lenders shall have signed a copy hereof (whether the same or different copies) and, in each case, shall have delivered (including by way of telecopier) the same to the Administrative Agent at the Notice Office.

                                                       * * *


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                  IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment and Waiver to be duly executed and delivered as of the date first above written.


                                      SEABULK INTERNATIONAL, INC.



                                      By________________________________
                       Name:
                      Title:





                                      BANKERS TRUST COMPANY,
                                        Individually and as Administrative Agent

                                      By________________________________
                       Name:
                      Title:









                                      FORTIS CAPITAL CORP.,



                                      By________________________________
                       Name:
                      Title:









                                      MERRILL LYNCH CAPITAL CORPORATION



                                      By________________________________
                       Name:
                      Title:










                                      GMAC COMMERICAL CREDIT



                                      By________________________________
                       Name:
                      Title:










                          NATIONAL WESTMINSTER BANK PLC

                          By: NatWest Capital Markets Limited, its Agent

                               By: Greenwich Capital Markets, Inc., its Agent


                               By________________________________
                               Name:
                               Title:










                  PROVIDENT BANK




                                      By________________________________
                       Name:
                      Title:










                     OFFITBANK




                                      By________________________________
                       Name:
                      Title: